UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — November 14, 2011

ASSURED GUARANTY LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.

30 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 14, 2011, Assured Guaranty Ltd. (the “Company”) issued a press release reporting its third quarter 2011 results and the availability of its September 30, 2011 financial supplement. The press release and the financial supplement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein. In addition, the press release is available on the Company’s website at www.assuredguaranty.com/news and the financial supplement is available on the Company’s website at www.assuredguaranty.com/investor-information/by-company/assured-guaranty-ltd/financial-information/.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
Exhibit Number	Description
99.1	Assured Guaranty Ltd. Press Release dated November 14, 2011 reporting third quarter 2011 results

99.2	September 30, 2011 Financial Supplement of Assured Guaranty Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

By:	/s/ Robert A. Bailenson
	Name:	Robert A. Bailenson
	Title:	Chief Financial Officer

DATE:  November 14, 2011

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Assured Guaranty Ltd. Press Release dated November 14, 2011 reporting third quarter 2011 results

99.2	September 30, 2011 Financial Supplement of Assured Guaranty Ltd.

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